10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period June 1, 2002 through November 30, 2002.

Fund

Municipal Bond Fund

Security

Commonwealth of Massachusetts GO Bonds

Advisor

EIMCO

Transaction

 Date

6/21/02

Cost

$4,235,680

Offering Purchase
0.343%
Broker
UBS PaineWebber Inc.
Underwriting
Syndicate
Members
UBS PaineWebber Inc.
Bear, Stearns & Co.
Goldman, Sachs & Co.
JP Morgan
Wachovia Bank National Association

Fund

Municipal Bond Fund

Security

Tobacco Settlement Financing Corporation

Advisor

EIMCO

Transaction

 Date

8/15/02

Cost

$12,093,750

Offering Purchase
0.722%
Broker
Salomon Smith Barney
Underwriting
Syndicate
Members
Salomon Smith Barney
Commerce Capital Markets, Inc.
Bear, Stearns & Co. Inc.
Morgan Stanley
Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

State of Connecticut GO Bonds

Advisor

EIMCO

Transaction

 Date

8/22/02

Cost

$5,287,100

Offering Purchase
0.83%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Merrill Lynch & Co.
Bear, Stearns & Co. Inc.
M.R. Beal & Company
Quick & Reilly, Inc.
Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

Triborough Bridge and Tunnel Authority

Advisor

EIMCO

Transaction

 Date

9/19/02

Cost

$5,732,070

Offering Purchase

0.256%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Salomon Smith Barney Inc.

Fund

Municipal Bond Fund

Security

New Jersey Building Authority

Advisor

EIMCO

Transaction

 Date

11/20/02

Cost

$5,476,700

Offering Purchase
1.23%
Broker
UBS Painewebber Inc.
Underwriting
Syndicate
Members
UBS Painewebber Inc.
Ryan, Beck & Co.
Wachovia Bank, National Association
Powell Capital Markets, Inc.
Raymond James & Associates

Fund

Short-Intermediate Municipal Bond Fund

Security

Tobacco Settlement Financing Corporation

Advisor

EIMCO

Transaction

 Date

8/15/02

Cost

$1,602,613
$1,034,680

Offering Purchase

0.093%

0.058%

Broker
Salomon Smith Barney
Underwriting
Syndicate
Members
Salomon Smith Barney
Commerce Capital Markets, Inc.
Bear, Stearns & Co. Inc.
Morgan Stanley
Wachovia Bank, National Association

Fund

Short-Intermediate Municipal Bond Fund

Security

State of Connecticut GO Bonds

Advisor

EIMCO

Transaction

 Date

8/22/02

Cost

$4,992,750

Offering Purchase
0.83%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc.
M.R. Beal & Company
Quick & Reilly, Inc.
Wachovia Bank, National Association

Fund

Short-Intermediate Municipal Bond Fund

Security

Triborough Bridge and Tunnel Authority

Advisor

EIMCO

Transaction

 Date

9/19/02

Cost

$2,784,875
$2,794,200

Offering Purchase

0.116%

0.116%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
UBS Paine Webber Inc.
First Albany Corporation
Wachovia Bank, National Association

Fund

High Grade Municipal Bond Fund

Security

Metropolitan Transportation Authority

Advisor

EIMCO

Transaction

 Date

6/12/02

Cost

$1,049,920

Offering Purchase

0.248%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Bear, Stearns & Co., Inc.
Morgan Stanley
First Albany Corporation
Wachovia Bank, National Association